Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
14.       Subsequent Events:

(a)  Dividend on Series A Preferred Shares:  On July 15, 2025, the Company paid to Toro a dividend amounting to $125,000 on the Series A Preferred Shares for the dividend period from April 15, 2025 to July 14, 2025.

(b)  Acquisition of 2015 Japanese-built 5,000 cbm LPG carrier: On July 10, 2025, the Company entered into an agreement with a wholly owned subsidiary of Toro, for the acquisition of the LPG Dream Syrax, at a price of $18.0 million and was delivered on September 3, 2025. The terms of the transaction were approved by the independent and disinterested members of the Boards of Toro and Robin, respectively, following the negotiation and recommendation by special committees of the independent and disinterested directors of the Boards of Toro and Robin.

(c)  Completion of allocation of $5.0 million to Bitcoin as a primary treasury reserve asset: On September 9, 2025, the Company completed allocations in the aggregate amount of $5 million to Bitcoin, as a primary treasury reserve asset, to be executed through a measured, institutional-grade implementation approach. The above allocation comes as part of the newly adopted comprehensive Bitcoin treasury framework, announced on July 31, 2025, targeting up to 50% of its long-term cash reserves, with any potential purchases beyond the initial allocation to be deployed to Bitcoin through disciplined dollar-cost averaging.

(d)  Underwritten equity offering: On September 12, 2025, the Company issued and sold 5,769,230 common shares at an offering price of $1.30 per share in an underwritten public offering. In connection with this offering, the underwriter partially exercised its overallotment option and purchased an additional 864,770 shares of the Company’s common stock at a public offering price of $1.30 per share for additional gross proceeds of approximately $1.1 million. In connection with this equity offering, including the partial exercise of the overallotment option, the Company received aggregate gross and net cash proceeds of approximately $8.6 million and $7.7 million, respectively.

(e)  Acquisition of 2020 Japanese-built 5,000 cbm LPG carrier: On September 16, 2025, the Company entered into an agreement with a wholly owned subsidiary of Toro, for the acquisition of the LPG carrier, Dream Terrax, at a price of $20.0 million and was delivered to the Company on September 25, 2025. The terms of the transaction were approved by the independent and disinterested members of the Boards of Toro and Robin, respectively, following the negotiation and recommendation by special committees of the independent and disinterested directors of the Boards of Toro and Robin. As a result of the acquisition of LPG Dream Syrax and LPG Dream Terrax, management has determined that, with effect from the third quarter of 2025, the Company operates in two reportable segments: (i) the tanker segment and (ii) the LPG carrier segment.